Exhibit 99.4

ASSET REPRESENTATIONS REVIEW AGREEMENT

JOHN DEERE OWNER TRUST 2018,

as Issuing Entity

and

JOHN DEERE CAPITAL CORPORATION,

as Servicer

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

Dated as of February 28, 2018

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Section 9.09	Assignment; Benefit of Agreement; Third Party Beneficiaries.	21
Section 9.10	Exhibits	21
Section 9.11	No Petition; Limited Recourse	21

EXHIBITS

Exhibit A—Agreed Upon Procedures

iii

ASSET REPRESENTATIONS REVIEW AGREEMENT

This ASSET REPRESENTATIONS REVIEW AGREEMENT (this “ARR Agreement”) is entered into as of the 28th day of February, 2018, by and among JOHN DEERE OWNER TRUST 2018, a Delaware statutory trust, (the “Issuing Entity”), JOHN DEERE CAPITAL CORPORATION, a Delaware corporation (the “Servicer”) and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company (the “Asset Representations Reviewer”, and with the Issuing Entity and Servicer, each a “Party”, and collectively, the “Parties”).

WHEREAS, the Issuing Entity will engage the Asset Representations Reviewer to perform reviews of certain Receivables for compliance with certain representations and warranties made by JDCC about the Receivables.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01 Definitions. Capitalized terms not defined in this ARR Agreement shall have the meaning set forth in the Indenture. Whenever used in this ARR Agreement, the following words and phrases shall have the following meanings:

“Annual Fee” has the meaning stated in Section 4.01(a).

“Annual Period” means each one year period beginning on the Closing Date and each anniversary thereafter.

“ARR Indemnified Person” has the meaning stated in Section 5.03.

“ARR Receivables” means those Receivables identified by the Servicer as requiring a Review by the Asset Representations Reviewer following delivery of a Review Notice.

“Client Records” has the meaning stated in Section 3.15.

“Confidential Information” has the meaning stated in Section 7.01(a).

“Disclosing Party” has the meaning stated in Section 7.01(a).

“Disqualification Event” has the meaning stated in Section 6.01.

“Eligible Asset Representations Reviewer” has the meaning stated in Section 2.02.

“Eligible Representations” shall mean those representations identified within the “Tests” included in Exhibit A.

“Indenture” means the Indenture, dated as of February 28, 2018, between the Issuing Entity and the Indenture Trustee, as the same may be amended, supplemented, and modified from time to time.

“Opinion of Counsel” means one or more written opinions of counsel who may, except as otherwise expressly provided in this ARR Agreement, be employees of or counsel to the Issuing Entity or the Asset Representations Reviewer, as applicable.

“Personally Identifiable Information” or “PII” has the meaning stated in Section 7.03(a).

“Privacy Laws” has the meaning stated in Section 7.03(a).

“Prospectus” means the prospectus, dated February 21, 2018, relating to the offering of the Notes.

“Receiving Party” has the meaning stated in Section 7.01(a).

“Representatives” has the meaning stated in Section 7.01(a).

“Review” means the completion by the Asset Representations Reviewer of the procedures listed under “Tests to Be Performed” in Exhibit A for each ARR Receivable as further described in Section 3.05.

“Review Fee” has the meaning stated in Section 4.01(b).

“Review Materials” means the documents, data, and other information required for each “Test” in Exhibit A.

“Review Notice” means a notice delivered to the Asset Representations Reviewer pursuant to Section 11.01(c)(i) of the Sale and Servicing Agreement.

“Review Report” means, with respect to a Review, the related report prepared by the Asset Representations Reviewer in accordance with the terms of Section 3.07.

“Tests” means, with respect to any Receivable, the procedures listed in Exhibit A with respect thereto.

“Test Complete” has the meeting stated in Section 3.08.

“Test Fail” has the meaning stated in Section 3.05.

“Test Pass” has the meaning stated in Section 3.05.

“Underwriter” means any of RBC Capital Markets, LLC, Barclays Capital Inc., HSBC Securities (USA) Inc., Credit Agricole Securities (USA) Inc. and TD Securities (USA) LLC.

ARTICLE II.

ENGAGEMENT; ACCEPTANCE

Section 2.01 Engagement; Acceptance.

The Issuing Entity hereby engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer for the Issuing Entity. Clayton Fixed Income Services LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this ARR Agreement.

Section 2.02 Eligibility of Asset Representations Reviewer.

The Asset Representations Reviewer is an Eligible Asset Representations Reviewer as defined in this Section 2.02. The Asset Representations Reviewer will notify the Issuing Entity and the Servicer promptly if it is not, or upon the occurrence of any action that would result in it not being, an Eligible Asset Representations Reviewer.

An “Eligible Asset Representations Reviewer” is a Person who (i) is not affiliated with the Issuing Entity, the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any of their respective affiliates and (ii) was not engaged, or affiliated with a Person that was, engaged by the Issuing Entity, Sponsor, or any Underwriter to perform pre-closing due diligence work on the Receivables, and (iii) is not disqualified by the Securities and Exchange Commission or other applicable regulatory authority from acting as the Asset Representations Reviewer hereunder. The Asset Representations Reviewer will promptly notify the Issuing Entity and the Servicer if it no longer satisfies, or it reasonably expects that it will no longer satisfy, the conditions described in the immediately preceding sentence.

Section 2.03 Independence of the Asset Representations Reviewer.

The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Issuing Entity for the manner in which it accomplishes the performance of its obligations under this ARR Agreement. Unless expressly authorized by the Issuing Entity, the Asset Representations Reviewer will have no authority to act for or represent the Issuing Entity and will not be considered an agent of the Issuing Entity or the Indenture Trustee. Nothing in this ARR Agreement will make the Asset Representations Reviewer and the Issuing Entity members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

ARTICLE III.

DUTIES OF THE ASSET REPRESENTATIONS REVIEWER

Section 3.01 Review Scope.

The Reviews are designed to determine whether certain Receivables were in compliance with certain representations and warranties made about them in the Purchase Agreement.

The Review is not designed to determine any of the following:

(a) Reason for delinquency;

(b) Creditworthiness of the related Obligor, either at the time of the Review or as of the origination date of the Receivable;

(c) Overall quality of any ARR Receivable;

(d) Whether the Servicer has serviced any Receivable in compliance with the Sale and Servicing Agreement;

(e) Whether noncompliance with the representations or warranties constitutes a breach of the provisions of the Purchase Agreement;

(f) Whether the Receivables were in compliance with the representations and warranties set forth in the Purchase Agreement, except as expressly described in this ARR Agreement; or

(g) To establish cause, materiality or recourse for any failed Test as described in Section 3.05.

Section 3.02 Review Notices.

Upon receipt of a Review Notice from the Servicer, the Asset Representations Reviewer will start its Review. The Asset Representations Reviewer will not be obligated to start a Review until a Review Notice is received. The Servicer will provide the list of ARR Receivables to the Asset Representations Reviewer within 45 days after delivery of the related Review Notice.

The Asset Representations Reviewer is not obligated to verify (i) whether the Servicer properly determined that a Review Notice was required or (ii) the accuracy or completeness of the list of ARR Receivables provided by the Servicer.

Section 3.03 Review Materials.

Within 45 days of the delivery of a Review Notice, the Servicer will provide the Asset Representations Reviewer with the Review Materials for all of the ARR Receivables in one or more of the following ways: (i) by providing access to the Servicer’s receivables systems, either remotely or at an office of the Servicer, (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at an office of the Servicer where the ARR Receivable files are located or (iv) in another manner agreed by the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove Personally Identifiable Information from the Review Materials to the extent such redaction or removal does not change the meaning or usefulness of the Review Materials. The Asset Representations Reviewer shall be entitled to rely in good faith, without independent investigation or verification, that the Review Materials are accurate and complete in all material respects, and not misleading in any material respect.

Section 3.04 Missing or Incomplete Review Materials.

The Asset Representations Reviewer will complete the applicable Tests for each Eligible Representation only using documentation that is made available to it. Upon receipt of the Review Materials, the Asset Representations Reviewer will complete an initial document inventory to verify that there are no systemic documentation errors, including but not limited to consistently missing or incomplete information in each ARR Receivable file. In instances where a Review Material is not accessible, is clearly unidentifiable, and/or is illegible, the Asset Representations Reviewer will request that the Servicer provide an updated copy of such Review Material. The Servicer must provide, or cause to be provided, missing Review Materials to the Asset Representations Reviewer within 15 days after written notification by the Asset Representations Reviewer. In the event missing Review Materials are not provided within this timeframe, the Test or Tests will be considered completed and the Review Report will report a Test Fail for the related ARR Receivable or applicable representation or warranty and the reason for the Test Fail.

Section 3.05 The Asset Representations Review.

For each Review, the Asset Representations Reviewer will perform for each ARR Receivable the applicable procedures listed under “Tests” in Exhibit A for each Eligible Representation. In the course of its review, the Asset Representations Reviewer will use the Review Materials referenced in the “Tests” set forth in Exhibit A. For each Test, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).

Section 3.06 Review Period.

The Asset Representations Reviewer will complete the Review of all ARR Receivables within 60 days of receiving access to the Review Materials. If additional Review Materials are provided to the Asset Representations Reviewer as described in Section 3.04, the Review period will be extended for an additional 30 days in respect of the related ARR Receivable.

Section 3.07 Review Report.

Within 5 (five) business days following the applicable Review period described in Section 3.06, the Asset Representations Reviewer will provide the Issuing Entity, Sponsor, Depositor, Servicer and Indenture Trustee with a Review Report providing each Test result (i.e., Test Pass, Test Fail or Test Complete) for each ARR Receivable. For each Test Fail or Test Complete, the Review Report will indicate the related reason. The Review Report will include information, along with a summary of the Review Report’s findings and conclusions, to be included in the Issuing Entity’s Form 10-D report for the applicable Collection Period. The Asset Representations Reviewer will ensure that the Review Report does not contain any Personally Identifiable Information.

Section 3.08 Completion of Review for Certain ARR Receivables.

Following the delivery of the list of the ARR Receivables and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if an ARR Receivable is paid in full by the related Obligor or purchased from the Issuing Entity by the Sponsor, the Depositor or the Servicer according to the Basic Documents. On receipt of such notice, the Asset Representations Reviewer will immediately terminate all Tests of such ARR Receivables and the Review of such ARR Receivables will be considered complete (a “Test Complete”). In this case, the related Review Report will indicate a Test Complete for such ARR Receivables and the related reason.

Section 3.09 Duplicative Test.

If any ARR Receivable was included in a prior Review, the Asset Representations Reviewer will not perform any Tests on it, but will include the results of the previous Tests in the Review Report for the current Review. If the same Test is required for more than one representation or warranty listed on Exhibit A, the Asset Representations Reviewer will only perform the Test once for each ARR Receivable but will report the results of the Test for each applicable representation or warranty on the Review Report.

Section 3.10 Termination of Review.

If a Review is in process and the Notes will be paid in full on the next Payment Date, the Servicer will notify the Asset Representations Reviewer and the Indenture Trustee no less than ten days before that Payment Date. On receipt of such notice, the Asset Representations Reviewer will terminate the Review immediately and will not be obligated to deliver a Review Report with respect thereto.

Section 3.11 Review and Procedure Limitations.

The Asset Representations Reviewer will have no obligation (i) to determine whether a Delinquency Trigger has occurred, (ii) to determine whether the required percentage of Noteholders has voted to direct a Review, (iii) to determine which Receivables are subject to a Review, (iv) to obtain or confirm the validity of the Review Materials, (v) to obtain missing or insufficient Review Materials (except to the extent set forth in Section 3.04), or (vi) to take any action or cause any other party to take any action under any of the Basic Documents to enforce any remedies for breaches of any Eligible Representations.

The Asset Representations Reviewer will only be required to perform the Tests provided in Exhibit A and will have no obligation to perform additional testing procedures on any ARR Receivables or to consider any additional information provided by any party. The Asset Representations Reviewer will have no obligation to provide reporting or information in addition to that described in Section 3.07. However, the Asset Representations Reviewer may review and report on additional information that it determines in good faith to be material to its performance under this ARR Agreement.

The Issuing Entity expressly agrees that the Asset Representations Reviewer is not advising the Issuing Entity or any Noteholder or any investor or future investor concerning the suitability of the Notes or any investment strategy. The Issuing Entity expressly acknowledges and agrees that the Asset Representations Reviewer is not an expert in accounting, tax, regulatory, or legal matters, and that the Asset Representations Reviewer is not providing legal advice as to any matter.

Section 3.12 Review Systems.

The Asset Representations Reviewer will maintain and utilize an electronic case management system to manage the Tests and provide systematic control over each step in the Review process and ensure consistency and repeatability among the Tests.

Section 3.13 Representatives.

(a) Servicer Representative. The Servicer will provide reasonable access to one or more designated representatives to respond to reasonable requests and inquiries made by the Asset Representations Reviewer in its completion of a Review.

(b) Asset Representations Reviewer Representative. The Asset Representations Reviewer will provide reasonable access to one or more designated representatives to respond to reasonable requests and inquiries made by the Servicer, the Issuing Entity, or the Indenture Trustee during the Asset Representations Reviewer’s completion of a Review. The Asset Representations Reviewer will have no obligation to respond to requests or inquires made by any Person not party to, or a third party beneficiary under, this ARR Agreement.

Section 3.14 Dispute Resolution.

If an ARR Receivable that was reviewed by the Asset Representations Reviewer is the subject of an ADR Proceeding under Section 11.02(a) of the Sale and Servicing Agreement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the requesting party for the dispute resolution and will be paid by a party to the dispute resolution as determined by the mediator or arbitrator for the dispute resolution according to Section 11.02 of the Sale and Servicing Agreement. If not paid by a party to the dispute resolution, the expenses of the Asset Representations Reviewer will be reimbursed in accordance with Section 4.03 of this ARR Agreement.

Section 3.15 Records Retention.

The Asset Representations Reviewer will maintain copies of Review Materials, Review Reports and internal work papers and correspondence (collectively the “Client Records”) for a period of 2 years after the termination of this ARR Agreement. At the expiration of the retention period, the Asset Representations Reviewer shall return all Client Records to the Servicer, in electronic format. Upon the return of the Client Records, the Asset Representations Reviewer shall have no obligation to retain such Client Records or to respond to inquiries concerning the Review (other than in connection with a dispute resolution under Section 3.14).

ARTICLE IV.

PAYMENTS TO ASSET REPRESENTATIONS REVIEWER

Section 4.01 Asset Representations Reviewer Fees.

(a) Annual Fee.

The Servicer will pay the Asset Representations Reviewer as compensation for acting as the Asset Representations Reviewer under this ARR Agreement, an annual fee (the “Annual Fee”) with respect to each Annual Period prior to the termination of the Issuing Entity, in an amount equal to $5,000 upon receipt of a written invoice therefor from the Asset Representations Reviewer. For the final Annual Period, upon notice from the Servicer, the Annual Fee shall be pro-rated to the remaining term. If all or a portion of an Annual Fee is not paid to the Asset Representations Reviewer within 30 days of receipt of the written invoice by the Servicer, then the unpaid portion of such Annual Fee then due and payable shall be paid by the Issuing Entity in accordance with the priority of payments set forth in Section 5.04(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable.

(b) Review Fee.

Following the completion of a Review and delivery of the related Review Report in accordance with Section 3.07, the Issuing Entity shall pay the Asset Representations Reviewer a fee of $200 for each ARR Receivable for which a Test was completed (the “Review Fee”) in accordance with the priority of payments set forth in Section 5.04(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable. However, no Review Fee will be charged for any ARR Receivable which was included in a prior Review or for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Review according to Section 3.10 or due to missing or insufficient Review Materials in accordance with Section 3.04. If all or a portion of any Review Fee due and payable to the Asset Representations Reviewer on a Payment Date is not paid to the Asset Representations Reviewer on such Payment Date, then the Servicer shall pay such unpaid portion within 30 days of receipt of a detailed written invoice therefor. However, if a Review is terminated according to Section 3.10, the Asset Representations Reviewer must submit its invoice to the Servicer for the Review Fee for the terminated Review no later than ten (10) business days before the final Payment Date. For the avoidance of doubt, the aggregate limit on the Review Fee specified in 5.04(b)(iii) of the Sale and Servicing Agreement shall not apply to payments made by the Servicer to the Asset Representations Reviewer pursuant to this Section 4.01(b).

(c) Payment.

All payments required to be made to the Asset Representations Reviewer shall be made to the following wire account or to such other account as may be specified in writing by the Asset Representations Reviewer from time to time:

Clayton Fixed Income Services LLC

ABA# 021000021

Account #114778965

JP Morgan Chase

270 Park Avenue

NY, NY 10027

Reference: JDOT 2018

Section 4.02 Reimbursable Expenses.

If the Servicer provides access to the Review Materials at one of its properties, if a detailed invoice is submitted on or before the first day of a month, the Servicer will reimburse the Asset Representations Reviewer for its reasonable travel expenses incurred in connection with the Review, however if all or a portion of such travel expenses that are then due and payable are not paid within 30 days of receipt of such invoice, then such unpaid travel expenses will be paid by the Issuing Entity in accordance with the priority of payments set forth in Section 5.04(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable.

Section 4.03 Dispute Resolution Expenses.

If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.14 and its reasonable expenses for participating in the proceeding are not paid by a party to the dispute resolution within 90 days after the end of the proceeding, the Servicer will reimburse the Asset Representations Reviewer for such expenses upon receipt of a detailed written invoice therefor; however if all or a portion of such expenses that are then due and payable are not paid within 30 days of receipt of such invoice, then such unpaid expenses will be paid by the Issuing Entity in accordance with the priority of payments set forth in Section 5.04(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable.

ARTICLE V.

OTHER MATTERS PERTAINING TO THE ASSET REPRESENTATIONS

REVIEWER

Section 5.01 Representations, Warranties and Covenants of the Asset Representations Reviewer.

The Asset Representations Reviewer hereby makes the following representations and warranties and covenants as of the Closing Date:

(a) Organization and Good Standing. The Asset Representations Reviewer is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has the power, authority and legal right to perform its obligations under this ARR Agreement.

(b) Due Qualification. The Asset Representations Reviewer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

(c) Due Authorization. The execution, delivery and performance by the Asset Representations Reviewer of this ARR Agreement have been duly authorized by the Asset Representations Reviewer by all necessary corporate action on the part of the Asset Representations Reviewer and this ARR Agreement will remain, from the time of its execution, an official record of the Asset Representations Reviewer.

(d) Binding Obligation. This ARR Agreement constitutes a legal, valid and binding obligation of the Asset Representations Reviewer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

(e) No Violation. The execution and delivery of this ARR Agreement by the Asset Representations Reviewer, and the performance by the Asset Representations Reviewer of the obligations contemplated by this ARR Agreement and the fulfillment by the Asset Representations Reviewer of the terms hereof applicable to the Asset Representations Reviewer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any requirements of law applicable to the Asset Representations Reviewer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Asset Representations Reviewer is a party or by which it is bound.

(f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Asset Representations Reviewer, threatened against the Asset Representations Reviewer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Notes and the Certificates or the consummation of any of the transactions contemplated by this ARR Agreement, seeking any determination or ruling that, in the reasonable judgment of the Asset Representations Reviewer, would materially and adversely affect the performance by the Asset Representations Reviewer of its obligations under this ARR Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this ARR Agreement.

(g) Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 2.02.

(h) Compliance with Applicable Law. The Asset Representations Reviewer will act in accordance with all requirements applicable to an asset representations reviewer under applicable law (as amended from time to time) and other state or federal securities law applicable to asset representations reviewers in effect during the term of this ARR Agreement.

Section 5.02 Limitation of Liability.

To the fullest extent permitted by applicable law, the Asset Representations Reviewer shall not be under any liability to the Issuing Entity, the Servicer, or the Indenture Trustee, or any other Person for any action taken or for refraining from the taking of an action in its capacity as Asset Representations Reviewer pursuant to this ARR Agreement, or for errors in judgment, whether arising from express or implied duties under this ARR Agreement; provided, however, that this provision shall not protect the Asset Representations Reviewer against any liability which would otherwise by imposed by reason of willful misconduct, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. In no event will the Asset Representations Reviewer be liable for any special, indirect or consequential loss or damage (including loss of profit) even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

The Asset Representations Reviewer and any director, officer, employee, or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Subject to Section 3.14, the Asset Representations Reviewer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this ARR Agreement which in its reasonable opinion may involve it in any expense or liability.

Section 5.03 Indemnification of Asset Representations Reviewer.

The Servicer will indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “ARR Indemnified Person”), for all costs, expenses, losses, damages and liabilities resulting from the performance of the Asset Representations Reviewer’s obligations under this ARR Agreement (including the costs and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence or reckless disregard of its obligations and duties hereunder or (ii) the Asset Representations Reviewer’s breach of any of its representations, warranties, covenants or agreements in this ARR Agreement.

The indemnification set forth in this Section 5.03 will survive the termination of this ARR Agreement and the resignation or removal of the Asset Representations Reviewer. If all or a portion of indemnities due to the Asset Representations Reviewer is not paid to the Asset Representations Reviewer within 30 days following receipt of a written invoice by the Servicer, then the unpaid portion of such indemnities then due and payable shall be paid by the Issuing Entity in accordance with the priority of payments set forth in Section 5.04(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable. Such indemnities shall not be limited to or reduced by available amounts on deposit in the related collection account at any time during which an obligation to reimburse the Asset Representations Reviewer for its indemnities exists but will be paid in accordance with Section 5.04(b) of the Sale and Servicing Agreement and Section 5.04(b) of the Indenture, as applicable.

Section 5.04 Indemnification by Asset Representations Reviewer.

To the fullest extent permitted by law, the Asset Representations Reviewer shall indemnify and hold harmless the Issuing Entity, the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee, and their respective officers, directors, successors, assigns, legal representatives, agents, and servants (each an “Indemnified Person”), from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, investigations, proceedings, costs, expenses or disbursements (including reasonable legal fees and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by an indemnified party of any indemnification obligation of the Asset Representations Reviewer) of any kind and nature whatsoever which may be imposed on, incurred by, or asserted at any time against an Indemnified Person (whether or not also indemnified against by any other Person) which arose out of the negligence, willful misconduct or bad faith of the Asset Representations Reviewer in the performance of its obligations and duties under this ARR Agreement; provided, however, that the Asset Representations Reviewer shall not be liable for or required to indemnify an Indemnified Person from and against expenses arising or resulting from (i) the Indemnified Person’s own willful misconduct, bad faith or negligence, or (ii) the inaccuracy of any representation or warranty made by the Indemnified Person in this ARR Agreement.

In case any such action, investigation or proceeding will be brought involving an Indemnified Person, the Asset Representations Reviewer will assume the defense thereof, including the employment of counsel and the payment of all expenses. The Issuing Entity, the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee each will have the right to employ separate counsel in any such action, investigation or proceeding and to participate in the defense thereof and the reasonable attorney’s fees associated therewith will be paid by the Asset Representations Reviewer. In the event of any claim, action, or proceeding for which indemnity will be sought pursuant to this Section, the Issuing Entity’s, the Depositor’s, the Servicer’s, the Owner Trustee’s and the Indenture Trustee’s choice of legal counsel shall be subject to the approval of the Asset Representations Reviewer, which approval shall not be unreasonably withheld.

The indemnification set forth in this Section 5.04 will survive the termination of this ARR Agreement and the resignation or removal of the Asset Representations Reviewer. The obligations pursuant to this Section 5.04 shall not constitute a claim against the Issuing Entity or the Trust Estate (as defined in the Basic Documents) and shall only constitute a claim against the Asset Representations Reviewer and the Asset Representations Reviewer shall not be liable for any amount in excess of the fees received by it in accordance with the terms of this ARR Agreement.

Section 5.05 Inspections of Asset Representations Reviewer.

The Asset Representations Reviewer agrees that, with reasonable prior notice not more than once during any year, it will permit authorized representatives of the Issuing Entity, the Servicer or the Administrator, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this ARR Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance hereunder and (c) a claim made by the Asset Representations Reviewer under this ARR Agreement. In addition, the Asset Representations Reviewer will permit the Issuing Entity’s, the Servicer’s or the Administrator’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuing Entity, the Servicer and the Administrator, will, and will cause its authorized representatives to, hold in confidence such information except if disclosure may be required by law or if the Issuing Entity, the Servicer or the Administrator reasonably determines that it is required to make the disclosure under this ARR Agreement or the other Basic Documents. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this ARR Agreement.

Section 5.06 Delegation of Obligations.

The Asset Representations Reviewer may not delegate or subcontract its obligations under this ARR Agreement to any Person without the prior written consent of the Issuing Entity and the Servicer.

ARTICLE VI.

REMOVAL, RESIGNATION

Section 6.01 Removal of Asset Representations Reviewer.

If any one of the following events (“Disqualification Events”) shall occur and be continuing:

(a) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 2.02;

(b) any failure by the Asset Representations Reviewer duly to observe or perform in any material respect any other covenant or agreement of the Asset Representations Reviewer set forth in this ARR Agreement; or

(c) an Insolvency Event occurs with respect to the Asset Representations Reviewer;

then, the Administrator may, but shall not be required to, remove the Asset Representations Reviewer and promptly appoint a successor Asset Representations Reviewer by written instrument, in duplicate, one copy of which instrument shall be delivered to the Asset Representations Reviewer so removed and one copy to the successor Asset Representations Reviewer. Any removal of the Asset Representations Reviewer shall not take effect until a successor Asset Representations Reviewer is assigned in accordance with Section 6.02.

Section 6.02 Appointment of Successor.

If a successor Asset Representations Reviewer has not been appointed within 30 days after the giving of written notice of resignation by the Asset Representations Reviewer pursuant to Section 6.04 or the delivery of the written instrument with respect to the removal of the Asset Representations Reviewer pursuant to Section 6.01, the Asset Representations Reviewer or the Administrator may apply to any court of competent jurisdiction to appoint a successor Asset Representations Reviewer meeting the requirements of Section 2.02 to act until such time, if any, as a successor Asset Representations Reviewer has been appointed as provided herein.

Section 6.03 Merger or Consolidation of, or Assumption of the Obligations of, the Asset Representations Reviewer.

Any Person (i) into which the Asset Representations Reviewer is merged or consolidated, (ii) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (iii) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements set forth in Section 2.02, will be the successor to the Asset

Representations Reviewer under this ARR Agreement. Such Person will execute and deliver to the Issuing Entity, the Servicer, the Administrator and the Indenture Trustee an agreement to assume the Asset Representations Reviewer’s obligations under this ARR Agreement (unless the assumption happens by operation of law).

The Asset Representations Reviewer shall deliver to the Issuing Entity, Servicer, Administrator and Indenture Trustee an officer’s certificate of the Asset Representations Reviewer to the effect that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 6.03 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the Asset Representations Reviewer.

Section 6.04 Asset Representations Reviewer Not to Resign.

The Asset Representations Reviewer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Asset Representations Reviewer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Asset Representations Reviewer shall be evidenced as to clause (i) above by an Opinion of Counsel and as to clause (ii) by an officer’s certificate of the Asset Representations Reviewer, each to such effect delivered to the Issuing Entity, the Administrator, the Servicer, and the Indenture Trustee. The Asset Representations Reviewer shall promptly notify the Issuing Entity, the Administrator, the Servicer and the Indenture Trustee upon having made any such determination permitting its resignation hereunder, and shall provide, with such notice, appropriate evidence thereof (as described in the immediately preceding sentence). Upon receipt of such notice, the Administrator shall promptly appoint a successor Asset Representations Reviewer by written instrument, in duplicate, one copy of which instrument shall be delivered to the Asset Representations Reviewer so removed and one copy to the successor Asset Representations Reviewer. No such resignation shall become effective until a successor Asset Representations Reviewer shall have assumed the responsibilities and obligations of the Asset Representations Reviewer in accordance with Section 6.02 hereof.

Section 6.05 Cooperation of Asset Representations Reviewer

In the event of any resignation or removal of the Asset Representations Reviewer pursuant to the terms of this Agreement, the Asset Representations Reviewer shall cooperate with the Issuing Entity and the Servicer and take all reasonable steps requested to assist the Issuing Entity and the Servicer in making an orderly transfer of the duties of the Asset Representations Reviewer. To the extent expenses incurred by the Asset Representations Reviewer in connection with the replacement of the Asset Representations Reviewer are not paid by the Asset Representations Reviewer that is being replaced, the Issuing Entity will pay such expenses in accordance with the priority of payments set forth in Section 5.04(b) of the Sale and Servicing Agreement or Section 5.04(b) of the Indenture, as applicable.

ARTICLE VII.

TREATMENT OF CONFIDENTIAL INFORMATION

Section 7.01 Confidential Information.

(a) Confidential Information Defined. For the purposes of this ARR Agreement, “Confidential Information” means nonpublic proprietary information of a Party (the “Disclosing Party”) that is disclosed to another Party (each such Party, a “Receiving Party”), including but not limited to: (i) business or technical processes, formulae, source codes, object code, product designs, sales, cost and other unpublished financial information, customer information, product and business plans, projections, marketing data or strategies, trade secrets, intellectual property rights, know-how, expertise, methods and procedures for operation, information about employees, customer names, business or technical proposals, and any other information which is or should reasonably be understood to be confidential or proprietary to the Disclosing Party; and (ii) PII (as defined in Section 7.03 of this ARR Agreement). The foregoing definition of Confidential Information applies to: (i) all such information, whether tangible or intangible and regardless of the medium in which it is stored or presented; and (ii) all copies of such information, as well as all memoranda, notes, summaries, analyses, computer records, and other materials prepared by the Receiving Party or any of its employees, agents, advisors, directors, officers, and subcontractors (collectively “Representatives”) that contain or reflect the Confidential Information.

(b) Use of Confidential Information. Each Party acknowledges that during the term of this ARR Agreement it may be exposed to or acquire Confidential Information of another Party or its Affiliates. The Receiving Party(ies) shall hold the Confidential Information of the Disclosing Party in strict confidence and will not disclose such information except to its Representatives who have a need to know such information for the purpose of effecting the terms and conditions of this ARR Agreement and who have entered into an agreement with the Receiving Party with confidentiality restrictions materially equivalent to those contained herein. The Receiving Party(ies) shall be responsible for the breach of this ARR Agreement by any of its Representatives. The Receiving Party(ies) will protect the Disclosing Party’s Confidential Information using the same degree of care that it uses to protect its own information of like import, but in no event with less than a commercially reasonable standard of care.

(c) Exceptions. Confidential Information shall not include, and this ARR Agreement imposes no obligations with respect to, information that:

(i)	is or becomes part of the public domain other than by disclosure by a Party in violation of this ARR Agreement;

(ii)	was disclosed to a Party prior to the effective date of this ARR Agreement without a duty of confidentiality;

(iii)	is independently developed by a Party outside of this ARR Agreement and without reference to or reliance on any Confidential Information of another Party; or

(iv)	was obtained from a third party not known after reasonable inquiry to be under a duty of confidentiality.

The foregoing exceptions shall not apply to any PII, which shall remain confidential in all circumstances, except as required or permitted to be disclosed by applicable law, statute, or regulation.

(d) Disclosure by Operation of Law. If a Party is requested to disclose all or any part of any Confidential Information under a subpoena or inquiry issued by a court of competent jurisdiction or by a judicial or administrative agency or legislative body or committee, such Party shall (i) to the extent permitted by law, promptly notify the other Parties of the existence, terms and circumstances surrounding such request; (ii) consult with the other Parties on the advisability of taking legally available steps to resist or narrow such request and cooperate with such Parties on any steps each considers advisable; and (iii) if disclosure of the Confidential Information is required or deemed advisable, exercise commercially reasonable efforts to obtain an order, stipulation or other reliable assurance that confidential treatment shall be accorded to such portion of the Confidential Information to be disclosed.

(e) Return of Confidential Information. Upon the request of the Disclosing Party, the Receiving Party shall return all Confidential Information to the Disclosing Party provided to it pursuant to this ARR Agreement; provided, however, (i) the Receiving Party shall be permitted to retain copies of the Disclosing Party’s Confidential Information solely for archival, audit, disaster recovery, legal and/or regulatory purposes, and (ii) neither party will be required to search archived electronic back-up files of its computer systems for the other party’s Confidential Information in order to purge the other party’s Confidential Information from its archived files; provided further, that any Confidential Information so retained will (x) remain subject to the obligations and restrictions contained in this ARR Agreement, (y) will be maintained in accordance with the retaining party’s document retention policies and procedures, and (z) the retaining party will not use the retained Confidential Information for any other purpose.

Section 7.02 Remedies.

The Asset Representations Reviewer agrees that an actual or threatened breach of this Article VII by it or its Representatives may cause irreparable damage to the Issuing Entity and the Servicer and that damages may not be an adequate remedy for any such breach. Accordingly, the Issuing Entity and the Servicer shall be entitled to seek injunctive relief to restrain any such breach, threatened or actual, without the necessity of posting bond, in addition to any other remedies available to such Party at law or in equity.

Section 7.03 Safeguarding Personally Identifiable Information.

(a) Definition. “Personally Identifiable Information”, or “PII”, means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual, as further described in § 501(b) of the

Gramm-Leach-Bliley Act and the Interagency Guidelines Establishing Standards for Safeguarding Customer Information (12 C.F.R. Section 208, Appendix D-2) (collectively, the “Privacy Laws”), that is provided or made available to the Asset Representations Reviewer pursuant to this ARR Agreement.

(b) Non-Disclosure. To the extent the Asset Representations Reviewer receives Personally Identifiable Information in the performance its obligations hereunder, the Asset Representations Reviewer agrees that it will not disclose or use any Personally Identifiable Information except (i) to the extent necessary to disclose to personnel in order to carry out its obligations under the Agreement and for no other purpose; or (ii) as may be required by valid operation of law.

(c) Safeguards. To the extent the Asset Representations Reviewer receives Personally Identifiable Information in the performance of services under this ARR Agreement, the Asset Representations Reviewer represents and warrants that it has, and will continue to have adequate administrative, technical, and physical safeguards: (i) to ensure the security and confidentiality of Personally Identifiable Information; (ii) to protect against any anticipated threats or hazards to the security or integrity of Personally Identifiable Information; and (iii) to protect against unauthorized acquisition of, access to or use of Personally Identifiable Information which could result in a “breach” as that term is defined under applicable Privacy Laws.

(d) Information. The Asset Representations Reviewer agrees to provide the Issuing Entity with information regarding its privacy and information security systems, policies and procedures as the Issuing Entity may reasonably request relating to compliance with this ARR Agreement and applicable Privacy Laws. The Asset Representations Reviewer shall provide training in the Privacy Laws and the Asset Representations Reviewer’s information security policies to all personnel whose duties pursuant to this ARR Agreement could bring them in contact with Personally Identifiable Information.

(e) Breach. In the event of any actual or apparent theft, unauthorized use or disclosure of any Personally Identifiable Information, the Asset Representations Reviewer will commence all reasonable efforts to investigate and correct the causes and remediate the results thereof, and as soon as practicable following discovery of any such event, provide the Issuing Entity and the Servicer notice thereof, and such further information and assistance as may be reasonably requested.

ARTICLE VIII.

OTHER MATTERS PERTAINING TO THE TRUST

Section 8.01 Termination of the Trust.

This ARR Agreement will terminate, except for obligations under Section 5.03, Section 5.04 and Article VII, on the earlier of (i) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture and (ii) the date the Issuing Entity is terminated in accordance with the terms of the Trust Agreement.

Section 8.02 Limitation of Liability of Owner Trustee.

This ARR Agreement has been signed on behalf of the Issuing Entity by Wells Fargo Delaware Trust Company, N.A., not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity. In no event will Wells Fargo Delaware Trust Company, N.A. in its individual capacity or a beneficial owner of the Issuing Entity be liable for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity under this ARR Agreement. For all purposes under this ARR Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the Trust Agreement.

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01 Amendment.

(a) This ARR Agreement may be amended by the Asset Representations Reviewer, the Issuing Entity and the Servicer, without the consent of any of the Noteholders, (i) to comply with any change in any applicable federal or state law, to cure any ambiguity, to correct or supplement any provisions in this ARR Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this ARR Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Issuing Entity, the Servicer, and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder whose consent has not been obtained, or (ii) to correct any manifest error in the terms of this ARR Agreement as compared to the terms expressly set forth in the Prospectus.

(b) This ARR Agreement may also be amended from time to time by the Asset Representations Reviewer, the Issuing Entity and the Servicer, with the consent of the Noteholders of Notes evidencing at least a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this ARR Agreement or of modifying in any manner the rights of the Noteholders.

(c) It shall not be necessary for any consent of Noteholders pursuant to this Section 9.01, to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(d) Promptly after the execution of any amendment to this ARR Agreement (or, in the case of the Rating Agencies then rating the Notes, 15 days prior thereto), the Servicer shall furnish written notification (such notice to be prepared by the Administrator) of the substance of such amendment to the Indenture Trustee and each of the Rating Agencies then rating the Notes.

(e) Prior to the execution of any amendment to this ARR Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this ARR Agreement. The Owner Trustee may, but shall not be obligated to, execute and deliver such amendment which affects its rights, powers, duties or immunities hereunder.

Section 9.02 Notices.

All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this section.

If to the Asset Representations Reviewer, to:

Via electronic mail:

ARRNotices@clayton.com

And to:

Clayton Fixed Income Services LLC

2638 South Falkenburg Road

Riverview, FL 33578

Attention: SVP

With a copy to:

Clayton Fixed Income Services LLC

c/o Clayton Holdings LLC

1500 Market Street

West Tower Suite 2050

Philadelphia, PA 19102

Attention: General Counsel

If to the Issuing Entity or the Owner Trustee, to:

the Corporate Trust Office (as defined in the Trust Agreement)

If to the Servicer, to:

John Deere Capital Corporation

10587 Double R Blvd, Suite 100

Reno, Nevada 89521

(775-786-5527),

and in each case, with a copy to:

Assistant Treasurer

Deere & Company

One John Deere Place

Moline, Illinois 61265-8098

(309-748-5252)

Section 9.03 Severability Clause.

This ARR Agreement constitutes the entire agreement among the Asset Representations Reviewer, the Issuing Entity, and the Servicer. All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby.

If any term or provision of this ARR Agreement or the application thereof to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this ARR Agreement, or the application of such terms or provisions to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this ARR Agreement shall be valid and enforced to the fullest extent permitted by law.

Section 9.04 Counterparts.

This ARR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.05 Governing Law.

THIS ARR AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.06 Relationship of the Parties.

The Asset Representations Reviewer is an independent contractor and, except for the services which it agrees to perform hereunder, the Asset Representations Reviewer does not hold itself out as an agent of any other party hereto. Nothing herein contained shall create or imply an agency relationship among the Asset Representations Reviewer and any other party hereto, nor shall this ARR Agreement be deemed to constitute a joint venture or partnership between the parties.

Section 9.07 Captions.

The captions used herein are for the convenience of reference only and not part of this ARR Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this ARR Agreement.

Section 9.08 Waivers.

No term or provision of this ARR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 9.09 Assignment; Benefit of Agreement; Third Party Beneficiaries.

(a) Assignment. This ARR Agreement may not be assigned by the Asset Representations Reviewer except as permitted under Section 6.03 hereof.

(b) Benefit of Agreement; Third-Party Beneficiaries. This ARR Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns. The Owner Trustee and the Indenture Trustee, for the benefit of the Noteholders, will be a third-party beneficiary of this ARR Agreement and may enforce this ARR Agreement against the Asset Representations Reviewer and the Servicer. For the avoidance of doubt, any amendment of this ARR Agreement that adversely affects the rights of the Owner Trustee or the Indenture Trustee requires the written consent of such affected party. No other Person will have any right or obligation under this ARR Agreement.

Section 9.10 Exhibits.

The exhibits to this ARR Agreement are hereby incorporated and made a part hereof and are an integral part of this ARR Agreement.

Section 9.11 No Petition; Limited Recourse.

Notwithstanding anything to the contrary in this ARR Agreement, (i) the Asset Representations Reviewer shall not, prior to the end of the period that is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Seller holds any interest, institute against the Seller or the Trust, or join in, or assist or encourage others to institute, any institution against the Seller or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law and (ii) any amounts payable by the Issuing Entity will be paid in the priority of payments set forth in Section 5.04(b) of the Sale and Servicing Agreement and Section 5.04(b) of the Indenture, as applicable. This Section 9.11 will survive the termination of this Agreement.

IN WITNESS WHEREOF, the Issuing Entity, the Servicer and the Asset Representations Reviewer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

JOHN DEERE OWNER TRUST 2018, as Issuing Entity

By:	Wells Fargo Delaware Trust Company, N.A., not in its individual capacity but solely as Owner Trustee on behalf of the Trust,

By:	/s/ Amy L. Martin
Name: Amy L. Martin
Title: Vice President

JOHN DEERE CAPITAL CORPORATION, as Servicer

By:	/s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:	/s/ Robert A. Harris
Name: Robert A. Harris
Title: Secretary

EXHIBIT A

Any capitalization terms not used and not defined in this Exhibit shall have the meanings assigned to such terms in the Purchase Agreement.

Representation

(i)	Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by Deere & Company or John Deere Construction & Forestry Company (each, an “Originating Party” and collectively the “Originating Parties”) in the ordinary course of business or was originated by a Dealer and assigned to the Originating Parties in the ordinary course of business, in each case in connection with the retail sale by a Dealer of Financed Equipment in the ordinary course of such Dealer’s business, was fully and properly executed by the parties thereto, was purchased by the Seller from such Originating Parties under an existing agreement with the Originating Parties, and was validly assigned by such Originating Parties, to the Seller in accordance with its terms, (B) is secured by a validly perfected enforceable first priority purchase money security interest (as defined in the applicable UCC) in favor of the applicable Originating Party in the Financed Equipment, which security interest is assignable by the Seller to the Purchaser, by the Purchaser to the Issuing Entity and by the Issuing Entity to the Indenture Trustee and which security interest has priority over any security interest in the Financed Equipment granted in favor of the Seller or any of its affiliates, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security and (D) provides for fixed payments on a periodic basis, yields interest at a fixed rate or is non-interest bearing and is prepayable without premium or penalty at any time. The fixed payments provided for are sufficient to fully amortize the Amount Financed by maturity and pay finance charges at the Annual Percentage Rate over the original term of the Receivable.

Documents

Retail note contract (the “Contract”), Receivable File, U.S. Fixed Rate Contract, Physical Damage Insurance Form, UCC documents with the exception of personal use contracts where no UCC is required.

Procedures to be Performed

(i)	Origination of each Receivable

a.	Confirm the Dealer address on the Contract is located within the United States

b.	Confirm that the buyer, co-buyer (if applicable) and Dealer, if applicable, and the Originating Party (if applicable) have signed the Contract

c.	Confirm that the Originating Party, or an acceptable variation of the name, is listed as the assignee within the Assignment section of the Contract

(ii)	Security Interest Enforcement

a.	Review the Receivable File and confirm that the security interest has not been subordinated and the Receivable maintains an enforceable first priority purchase money security interest in favor of John Deere Receivables, Inc. for the Financed Equipment

b.	Observe the UCC documents and confirm that John Deere Receivables, Inc., or an acceptable variation of the name, is reported as the first lien holder

c.	Confirm that a lien search was completed and reflects no issues, or that the UCC filing was completed within 20 days of origination

(iii)	Customary and Enforceable Provisions

a.	Confirm that the Contract contains customary and enforceable provisions to render the rights and remedies of the holder adequate for realization against the collateral

(iv)	Fixed and Fully Amortizing Payments

a.	Confirm that the Contract requires fixed payment amounts

b.	Confirm that the payment on the Contract is based on a fixed interest calculation. For non-interest bearing contracts, confirm that the interest rate is reflected to be zero

c.	Confirm that the Contract allows for prepayments without premium or penalty at any time

d.	Confirm that the number and amount of payments fully amortize the Amount Financed by maturity and pay finance charges at the Annual Percentage Rate

(v)	If (i) through (iv) are confirmed, then Test Pass

Representation

(ii)	Schedule of Receivables.. The computer tape or disc regarding the Receivables made available to the Purchaser and its assigns is true and correct in all respects.

Documents

Data tape

Schedule of Receivables

Procedures to be Performed

i)	Confirm the Account Number and account data points in the Data Tape matches the Account Number and account data points listed in the Schedule of Receivables

ii)	If (i) is confirmed, then Test Pass

Representation

(iii)	Compliance with Law. Each Receivable and the sale of the Financed Equipment complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, federal and state debt collection practices, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations B and other equal credit opportunity and disclosure laws.

Documents

Retail note contract and other transaction documents

Receivable File

Procedures to be Performed

i)	Internal Audit Review

a)	Review in a periodic risk based audit completed by John Deere Financial that the automated system that creates the Contract and confirm the contract form number and revision date are correct.

b)	Verify that the contract was completed on an approved form as of the origination date

ii)	Federal Trade Commission Act

a)	Confirm the Contract is complete

1.	Confirm that all required lines in the contract are filled out and have not been altered

2.	Confirm in a periodic risk based audit completed by John Deere Financial that the automated system correctly prints the Name and address of Creditor, APR, Finance Charge, Amount of Payments, Total of Payments and Total Sale when required by applicable law.

3.	Confirm in a periodic risk based audit completed by John Deere Financial that all required lines on the Contract are completed or properly left blank by the automated system

iii)	State Specific Requirements

a)	Where applicable, confirm that all required state specific disclosures and line items are included and complete

iv)	Risk based compliance audits completed by John Deere Financial will be completed to review compliance with applicable Federal, State and local laws and regulations thereunder, including usury laws, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, applicable state and federal debt collection practices, the Federal Trade Commission Act, the Magnuson Moss Warranty Act, the Federal Reserve Board’s Regulations B and other equal credit opportunity and disclosure laws

v)	If (i) through (iv) are confirmed, then Test Pass

Representation

(iv)	Binding Obligations. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Such enforceability has not been and is not adversely affected by whether or not the Seller was or is qualified to do business in the State in which the Obligor was or is located.

Documents

Retail note contract

Procedures to be Performed

i)	Confirm the contract form number and revision date are on the list of approved contract forms provided by John Deere Receivables, Inc.

ii)	Confirm the buyer and co-buyer (if applicable), selling dealer (if applicable) and lender (if applicable) have signed the Contract

iii)	Confirm that no unauthorized changes have been made to the paper Contract

iv)	Where applicable, confirm that all required state specific disclosures and line items are included and complete

v)	If (i) through (iv) are confirmed, then Test Pass

Representation

(v)	Security Interest in Financed Equipment. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first priority purchase money security interest (as defined in the applicable UCC) in the Financed Equipment in favor of the Seller as secured party or, in accordance with its customary standards, policies and servicing procedures, the Seller has taken all steps as are necessary to result in a validly perfected first priority purchase money security interest (as defined in the applicable UCC) in the Financed Equipment in favor of the Seller as secured party.

Documents

UCC documents

Retail note contract

Data tape

Procedures to be Performed

i)	Observe the UCC documents and confirm that John Deere Receivables, Inc., or an acceptable variation of the name, is reported as the first lien holder

ii)	Observe the Obligor name on the Contract and confirm the name matches the name on the UCC documents

iii)	Observe the Serial Number on the Contract and confirm it matches the Serial Number as reported in the UCC documents

iv)	Confirm that a lien search was completed and reflects no issue, or that the UCC filing was completed within 20 days of origination

v)	Review the data tape and confirm the Financed Equipment was not marked as repossessed as of the Cut-off Date

vi)	If (i) through (v) are confirmed, then Test Pass

Representation

(vi)	Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Equipment been released from the lien granted by the related Receivable in whole or in part. No Receivable is rescindable on the basis of whether or not the Seller is qualified to do business in the State in which the Obligor is located.

Documents

Data Tape

Procedures to be Performed

i)	Review the data tape and confirm that no loans were satisfied, subordinated or rescinded as of the Cut-off Date

ii)	Review the data tape and confirm the Receivable was an active account as of the Cut-off Date

iii)	If (i) and (ii) are confirmed, then Test Pass

Representation

(vii)	No Waiver. No provision of a Receivable has been waived.

Documents

Data Tape

Receivable File

Procedures to be Performed

i)	Review the data tape and confirm there is no indication the terms of the Receivable have been waived

ii)	Review the Receivable File and confirm there is no indication the terms of the Receivable have been waived

iii)	If (i) and (ii) are confirmed, then Test Pass

Representation

(viii)	No Amendments. No Receivable has been amended such that the amount of the Obligor’s Scheduled Payments has been increased except for (1) increases due to a payment date change, (2) increases resulting from the inclusion of any premium for forced-placed physical damage insurance covering the Financed Equipment, (3) increases resulting from the addition of finance charges for the deferral of Scheduled Payments, or (4) a payment schedule change agreed to by such Obligor.

Documents

Receivable File

Procedures to be Performed

i) Review the receivable file and confirm no indication that the selected Receivable has been amended or otherwise modified except as specified in the representation (viii) set forth above

ii) If (i) is confirmed, then Test Pass.

Representation

(ix)	No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

Documents

Receivable File

Procedures to be Performed

i)	Review the Receivable File and confirm there is no indication that the Receivable is subject to rescission, setoff, counterclaim or defense that would cause the Receivable to become invalid

ii)	If (i) is confirmed, then Test Pass

Representation

(x)	No Liens. No liens or claims have been filed for work, labor or materials relating to any Financed Equipment that are liens prior to, or equal or coordinate with, the security interest in the Financed Equipment granted by the Receivable.

Documents

Receivable File

UCC documents

Procedures to be Performed

i)	Review the UCC documents and confirm that John Deere Receivables, Inc., or an acceptable variation of the name, holds the first lien security interest in the Financed Equipment

ii)	Confirm that a lien search was completed and reflects no issue, or that the UCC filing was completed within 20 days of origination

iii)	Review the Receivable File and confirm there is no evidence that other liens or claims have been filed that would subordinate the security interest in the Financed Equipment as of the Cut-off Date

iv)	If (i) through (iii) are confirmed, then Test Pass

Representation

(xi)	No Default. No Receivable has a payment that is more than 89 days overdue as of the Cut-off Date and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and is continuing; and (except for payment defaults continuing for a period of not more than 89 days) no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.

Documents

Data tape

Procedures to be Performed

i)	Confirm there is no indication of a default, breach, violation or event that would permit acceleration under the terms of the Receivable except for payment default up to 89 days overdue as of the Cut-off Date.

ii)	Confirm there is no evidence of waiver by John Deere Receivables, Inc. relating to (i)

iii)	If (i) and (ii) are confirmed, then Test Pass

Representation

(xii)	Insurance. The Seller, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering the Financed Equipment and under the terms of the Receivable, the Obligor is required to maintain such insurance.

Documents

Retail note contract and related documentation

Procedures to be Performed

i)	Confirm the Contract contains language that requires the Obligor to obtain and maintain insurance against physical damage to the Financed Equipment

ii)	Confirm that the physical damage insurance confirmation process was completed in connection with the Contracts based on the approved procedure for insurance coverage provided by John Deere Receivables, Inc.

iii)	If (i) and (ii) are confirmed, then Test Pass

Representation

(xiii)	Title. The Seller has good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer has been perfected under the UCC.

Documents

Retail note contract

Receivable File

Procedures to be Performed

i)	Review the Receivable File and confirm the Receivable was not subject to any lien or claim filed for additional work, labor or materials

ii)	Review the Receivable File and confirm the Receivable was not subject to any tax lien

iii)	Observe the UCC documents and confirm John Deere Receivables, Inc., or an acceptable variation of the name, is reported as the first lien holder

iv)	Confirm that a lien search was completed and reflects no issue, or that the UCC filing was completed within 20 days of origination

v)	Confirm the Receivable File contains no indication that the Receivable has been sold, assigned or transferred to any other entity prior to the Closing Date

vi)	If (i) through (v) are confirmed, then Test Pass

Representation

(xiv)	One Original. (i) In the case of each Receivable constituting “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC), there is only one original executed copy of each such Receivable and (ii) in the case of each Receivable constituting “electronic chattel paper” (as defined in Section 9-102(a)(31) of the UCC), the Servicer, as custodian, has “control” within the meaning of Section 9-105 of the UCC of each such Receivable.

Documents

Retail note contract

Procedures to be Performed

i)	Observe the paper Contract and confirm it is the original signed paper contract.

ii)	Review and confirm that electronic contracts are marked either “original” or “authoritative copy.” Observe the Contract and confirm that all required parties have signed the Contract

iii)	Review the audit completed by John Deere Financial of the control processes for electronic contracts. Verify no outstanding issues exist

iv)	If (i) through (iii) are confirmed, then Test Pass

Representation

(xv)	Maturity of Receivables. Each Receivable has a scheduled maturity date not later than December 12, 2023

Documents

Data tape

Receivable File

Procedures to be Performed

i)	Review the data tape and confirm the maturity date is no later than December 12, 2023

ii)	Review the Receivable File and confirm the maturity date is no later than December 12, 2023

iii)	If (i) and (ii) are confirmed, then Test Pass.

Representation

(xvi)	Outstanding Principal Balance. As of the Cut-off Date, each Receivable has an outstanding principal balance of at least $500.

Documents

Data tape

Procedures to be Performed

i)	Observe the unpaid principal balance listed on the data tape and confirm the Receivable has an unpaid principal balance greater than or equal to $500

ii)	If (i) is confirmed, then Test Pass

Representation

(xvii)	No Bankruptcies. No Obligor on any Receivable as of the Cut-off Date was noted in the related Receivable File as having filed for bankruptcy.

Documents

Data tape

Receivable File

Procedures to be Performed

i)	Review the data tape and confirm the Obligor is not the subject of a bankruptcy proceeding as of the Cut-off Date

ii)	Review the Receivable File and confirm the Obligor is not the subject of a bankruptcy proceeding as of the Cut-off Date

iii)	If (i) and (ii) are confirmed, then Test Pass

Representation

(xviii)	No Repossessions. As of the Cut-off Date, no Financed Equipment securing any Receivable is in repossession status.

Documents

Data tape

Receivable File

Procedures to be Performed

i)	Review the data tape and confirm the Financed Equipment was not marked as repossessed as of the Cut-off Date

ii)	Review the Receivable File and confirm the Financed Equipment was not marked as repossessed as of the Cut-off Date

iii)	If (i) and (ii) are confirmed, then Test Pass

Representation

(xix)	Chattel Paper. Each Receivable constitutes either “electronic chattel paper” or “tangible chattel paper” within the meaning of Article 9 of the UCC of the State of Nevada and the State of Delaware or other applicable UCC.

Documents

Retail note contract

UCC documents

Procedures to be Performed

i)	Observe the paper Contract and confirm it is either “tangible chattel paper” that contains the handwritten signature of the appropriate Obligors (if applicable), Seller (if applicable), and lender (if applicable) signature lines, or if it is “electronic chattel paper” that is marked “original” or “authoritative copy”

ii)	Observe the Contract and confirm the Truth-in-Lending section (for personal use contracts) reports that the Amount Financed is greater than zero dollars

iii)	Review the UCC financing statement or UCC documents of the Financed Equipment and confirm they create a first priority lien in favor of John Deere Receivables, Inc., or an acceptable variation of the name.

iv)	If (i), (ii) and (iii) are confirmed, then Test Pass

Representation

(xx)	U.S. Obligors. None of the Receivables is due from any Person which does not have a mailing address in the United States of America.

Documents

Retail note contract

Procedures to be Performed

i)	Confirm the Obligor’s address on the Contract is located within the United States of America

ii)	If (i) is confirmed, then Test Pass

Representation

(xxi)	Interest Accruing. Each interest-bearing Receivable is, as of the Cut-off Date, accruing interest.

Documents

Data tape

Procedures to be Performed

i)	Review the data tape and confirm it reports the Receivable is active and has a positive principal balance and an annual percentage rate greater than or equal to zero.

ii)	If (i) is confirmed, then Test Pass.

Representation

(xxii)	Certificate of Title. As of the Closing Date, the only states which may require a certificate of title in order to perfect a security interest in the Financed Equipment are Massachusetts and New Jersey

Documents

Retail note contract

Procedures to be Performed

i)	Confirm the Contract was not originated in Massachusetts or New Jersey

ii)	Verify that the Contract indicates that the certificate of title must be perfected

iii)	If (i) and (ii) are confirmed, then Test Pass

Representation

(xxiii)	Concentrations. As of the Closing Date, no single obligor represents more than 1.00% of the initial aggregate balance of all Receivables.

Documents

Data tape

Schedule of Receivables

Procedures to be Performed

i)	Observe the Schedule of Receivables and the data tape and calculate the initial aggregate balance of all the Receivables in the pool

ii)	Observe the data tape and determine the unpaid principal balance of the Receivable and all other Receivables to which the Obligor is a party. Aggregate the unpaid principal balances of all of the Obligor’s Receivables

iii)	Calculate the ratio of the aggregate unpaid principal balance of the Obligor’s Receivables as a percentage of the aggregate balance of the pool of Receivables

iv)	If the answer to (iii) is less than or equal to 1.00%, then Test Pass.

Representation

(xxiv)	Normal Course of Business. The Receivables were acquired by the Seller in accordance with its normal underwriting procedures.

Documents

Retail Note Contract and other transaction documents

Receivable File

Procedures to be Performed

i)	Review in a periodic risk based audit completed by John Deere Financial of the automated system that creates the Contract and confirm the contract form number and revision date are correct and on the approved list of contract forms as of the origination date

ii)	If (i) is confirmed then Test Pass.

Representation

(xxv)	In the case of the Receivables constituting “chattel paper” (as defined in Section 9-102(a)(11) of the UCC) or “electronic chattel paper” (as defined in Section 9-102(a)(31) of the UCC), the contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Purchaser.

Documents

Retail note contract

Receivable File

Procedures to be Performed

i)	Confirm that each paper Contract does not have any marks or notations indicating that they have been pledged, assigned, or otherwise conveyed to any Person other than the Contract Purchaser.

ii)	If the Receivable constitutes “electronic chattel paper,” confirm the Contract and the Receivable File contain no indication that any Receivable has been pledged, assigned or conveyed to any Person other than the Purchaser

iii)	If (i) and (ii) are confirmed, then Test Pass